Exhibit 23.1

                        Consent of Independent Auditors

We consent to the use of our report dated January 26, 2006 with respect to the financial statements of Method IQ, Inc. as of, and for the year ended December 31, 2004, included in the Current Report on Form 8-K/A, Amendment No. 3 filed by Charys Holding Company, Inc. dated March 23, 2007.


                                                       CAIN  &  DAVID,  PC


Marietta,  Georgia
March 23, 2007